SUPPLEMENT TO THE PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION
OF

Allspring CoreBuilder Shares - Series M (the “Fund”)

Terry Goode will leave Allspring Global Investments, LLC in the end of 2025. He will continue to serve as portfolio manager of the Fund until November 1, 2025. After that date, all references to Terry Goode in the Fund’s prospectus and statement of additional information are hereby removed.

August 21, 2025	SUP4901 08-25